Exhibit 10.18
FIFTH AMENDMENT TO CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 28, 2010, by and among BUCKEYE PARTNERS, L.P., a Delaware limited partnership (the “Borrower”), the Lenders (as defined below) party hereto, and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the several banks and other financial institutions party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 13, 2006 (as amended, supplemented and modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement as amended hereby), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and
     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders executing this Amendment are willing to do so;
     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders executing this Amendment and the Administrative Agent agree as follows:
     1. Amendment. Section 1.1 of the Credit Agreement is hereby amended by replacing the definition “Marketing Loans” in its entirety with the following:
     “Marketing Loans” shall mean Debt in the aggregate principal amount of up to $500,000,000 incurred by one or more of the Marketing Entities to finance working capital and for general corporate purposes (either through assumption of the F&H Facility (as defined in the Third Amendment) and/or through one or more new credit facilities). For the avoidance of doubt, the Marketing Loans shall be non-recourse to the Borrower and all of its Subsidiaries other than the Marketing Entities.
     2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto and (ii) executed counterparts to this Amendment from the Borrower, the Guarantors and the Required Lenders.
     3. Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Borrower, the General Partner and the Guarantors (collectively, the “Loan Parties”) hereby represents and warrants to the Lenders and the Administrative Agent that:
     (a) The execution and delivery by such Loan Party of this Amendment and the performance of this Amendment and the Credit Agreement as amended hereby (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary partnership, limited liability company, partner and/or member action; (iii) are not in contravention of any provision of such Loan Party’s certificate of formation, certificate of partnership, partnership agreement, operating agreement or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other Person;
     (b) This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws of general application relating to or affecting creditors’ rights and general principles of equity; and
     (c) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.
     4. Reaffirmations and Acknowledgments.
     Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratifies and confirms the terms of its Guaranty with respect to the Debt now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Debt of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, its Guaranty (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranties.
     5. Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.
     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.
     7. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.
     8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
     9. Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.
     10. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.
     11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
[Signature Pages To Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:
BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC, its general partner

By:	/s/ William H. Schmidt, Jr.

	Name:	William H. Schmidt, Jr.
	Title:	Vice President, General Counsel and Secretary

GUARANTORS: BUCKEYE PIPE LINE COMPANY, L.P.

By	MAINLINE L.P.
its General Partner

	By	MAINLINE GP, INC.
its General Partner

		By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE PIPE LINE HOLDINGS, L.P.

By	MAINLINE L.P.
its General Partner

	By	MAINLINE GP, INC.
its General Partner

		By:	/s/ William H. Schmidt, Jr.
Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE GULF COAST HOLDINGS I, LLC

	By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE GULF COAST HOLDINGS II, LLC

	By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE GULF COAST PIPE LINES, L.P.

By	BUCKEYE GULF COAST HOLDINGS I, LLC
its General Partner

	By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE TERMINALS, LLC

	By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

NORCO PIPE LINE COMPANY, LLC

	By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

EVERGLADES PIPE LINE COMPANY, L.P.

By	MAINLINE L.P.
its General Partner

	By	MAINLINE GP, INC.
its General Partner

	By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

WOOD RIVER PIPE LINES LLC

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE PIPE LINE TRANSPORTATION LLC

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

BUCKEYE TEXAS PIPE LINE COMPANY, L.P.

By	BUCKEYE GULF COAST HOLDINGS I, LLC
its General Partner

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

FERRYSBURG TERMINAL, LLC

By:	/s/ William H. Schmidt, Jr. Name: William H. Schmidt, Jr.
Title: Vice President, General Counsel and Secretary

LENDER, ISSUING BANK AND AGENT:	SUNTRUST BANK
	By:	/s/ Carmen Malizia
		Name:	Carmen Malizia
		Title:	Vice President

BANK OF AMERICA, N.A.
By:	/s/ William W. Stevenson
	Name:	William W. Stevenson
	Title:	Vice President

CITIBANK, N.A.
By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Vice President

BNP PARIBAS
By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorne
	Title:	Director

By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Thomas Okamoto
	Name:	Thomas Okamoto
	Title:	Senior Underwriter

WELLS FARGO BANK, N. A.
By:	/s/ S. Lane Genatowski
	Name:	S. Lane Genatowski
	Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Andreas Neumeier
	Name:	Andreas Neumeier
	Title:	Managing Director

By:	/s/ Yvonne Tilden
	Name:	Yvonne Tilden
	Title:	Director

THE ROYAL BANK OF SCOTLAND plc
By:	/s/ Brian D. Williams
	Name:	Brian D. Williams
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ Linda Terry
	Name:	Linda Terry
	Title:	Authorized Signatory

MORGAN STANLEY BANK
By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

WELLS FARGO BANK, N.A.

By:

Name:
Title:

UBS AG, STAMFORD BRANCH
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director, Banking Products Services, US

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director, Banking Products Services, US

BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO MERRILL LYNCH BANK USA
By:	/s/ William Stevenson
	Name:	William Stevenson
	Title:	Vice President

WILLIAM STREET CREDIT CORPORATION
By:	/s/ John Makrinos
	Name:	John Makrinos
	Title:	Authorized Signatory

AURORA BANK FSB

By:

Name:
Title: